PARTICIPATION AGREEMENT
                                      AMONG
                    SECURITY BENEFIT LIFE INSURANCE COMPANY,
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX DISTRIBUTORS, INC.

         THIS AGREEMENT, dated as of the 1st day of July, 2003, by and among Security Benefit Life Insurance Company, (the "Company"), a stock life insurance company organized under the laws of the State of Kansas, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto, as may be amended from time to time (each an "Account"), _Rydex Series Funds(the "Trust"), a Delaware Business Trust, and Rydex Distributors, Inc. (the "Underwriter"), a Maryland corporation.

         WHEREAS, the shares of beneficial interest/common stock of theTrust are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series is hereinafter referred to as a "Portfolio"); and

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Underwriter is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Trust; and

         WHEREAS, the Company has issued or will issue certain variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement; and

         WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

         WHEREAS, the Company intends to purchase shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios"), on behalf of the Account to fund the aforesaid Contracts;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust and the Underwriter agree as follows:

ARTICLE I.  Sale of TrustTrust Shares

         1.1. Subject to Article IX hereof, the Trust agrees to make available to the Company for purchase on behalf of the Account, shares of the Designated Portfolios, such purchases to be effected at net asset value in accordance with
Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Portfolios (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Trust may so provide, and (ii) the Board of Trustees of the Trust (the "Board") may suspend or terminate the offering of shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Designated Portfolio.

         1.2. The Trust shall redeem, at the Company's request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with
Section 1.3 of this Agreement. Notwithstanding the foregoing, the Trust may delay redemption of Trust shares of any Designated Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

         1.3. Purchase and Redemption Procedures

              (a) The Trust hereby appoints the Company as an agent of the Trust for the limited purpose of receiving and accepting purchase and redemption requests on behalf of the Account (but not with respect to any Trust shares that may be held in the general account of the Company) for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt and acceptance of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which a Designated Portfolio calculates its net asset value (a "Business Day") pursuant to the rules of the Securities and Exchange Commission ("SEC"), by the Company as such limited agent of the Trust prior to the time that the Trust ordinarily calculates its net asset value as described from time to time in the Trust's prospectus shall constitute receipt and acceptance by the Designated Portfolio on that same Business Day, provided that the Trust receives notice of such request by 9:30 a.m. Eastern Time on the next following Business Day.

              (b) The Company shall pay for shares of each Designated Portfolio on the same Business Day that it notifies the Trust of a purchase request for such shares. Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Trust or other designated person by wire to be received by 3:00 p.m. Eastern Time on the Business Day the Trust is notified of the purchase request for Designated Portfolio shares (unless the Trust determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account, or unless the Trust otherwise determines and so advises the Company to delay the date of payment, to the extent the Trust may do so under the 1940 Act). If federal funds are not received on time, such funds will be invested, and Designated Portfolio shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Trust's request, reimburse the Trust for any charges, costs, fees, interest or other expenses incurred by the Trust in connection with any advances to, or borrowing or overdrafts by, the Trust, or any similar expenses incurred by the Trust, as a result of portfolio transactions effected by the Trust based upon such purchase request. Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust.

              (c) Payment for Designated Portfolio shares redeemed by the Account or the Company shall be made by the Trust in federal funds transmitted by wire to the Company or any other designated person by 3 p.m. Eastern Time on the same Business Day the Trust is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Trust reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies of the Trust as described in the then-current prospectus.

              (d) Any purchase or redemption request for Designated Portfolio shares held or to be held in the Company's general account shall be effected at the net asset value per share next determined after the Trust's receipt and acceptance of such request, provided that, in the case of a purchase request, payment for Trust shares so requested is received by the Trust in federal funds prior to close of business for determination of such value, as defined from time to time in the Trust's prospectus.

              (e) All purchase or redemption requests shall be in accordance with the terms of the Trust's prospectus.

         1.4. The Trust shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 6:30 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Trust's prospectus. If the Trust provides the Company with materially incorrect share net asset value information, the Company on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of the net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. In the event that any such material error is the result of the gross negligence of the Trust, or its designated agent for calculating the net asset value, any administrative or other costs or losses incurred for correcting underlying Contract owner accounts shall be at theUnderwriter's expense.

         1.5. The Trust shall use its best efforts to furnish notice (by wire or telephone followed by written confirmation) to the Company of any income dividends or capital gain distributions payable on any Designated Portfolio shares by the record date, but in no event later than 6:30 p.m. Eastern Time on the ex-dividend date. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Trust shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

         1.6. Issuance and transfer of Trust shares shall be by book entry only. Share certificates will not be issued to the Company or the Account. Purchase and redemption orders for Trust shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

         1.7. (a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust's shares may be sold to other insurance companies and the cash value of the Contracts may be invested in other investment companies.

              (b) The Company shall not, without prior notice to the Trust (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

              (c) The Company shall not, without prior notice to the Trust (unless otherwise required by applicable law), induce Contract owners to change or modify the Trust or change the Trust's investment adviser.

              (d) The Company shall not, without prior notice to the Trust, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Trust in a manner other than as recommended by the Board.

         1.8 The parties may agree, in lieu of the procedures set forth above in this Article 1, to place and settle trades for Trust shares through a clearing corporation. In the event that such a clearing corporation is used, the parties agree to abide by the rules of the clearing corporation.

ARTICLE II.  Representations and Warranties

         2.1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account as a segregated asset account under Kansas insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act.

         2.2. The Trust represents and warrants that Designated Portfolio shares sold pursuant to this Agreement shall be registered under the 1933 Act, shall be duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

         2.3. The Trust represents that it is lawfully organized and validly existing under the laws of the State of Deleware and that it does and will comply in all material respects with the 1940 Act.

         2.4. The Underwriter represents and warrants that it is registered as a broker/dealer under the 1934 Act with the SEC and is a member in good standing with the NASD.

         2.5. The Trust and the Underwriter represent and warrant that all of their trustees/directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time.

The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.6. The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

         3.1. The Trust shall provide the Company with as many printed copies of the current prospectus, current Statement of Additional Information ("SAI"), supplements, proxy statements, and annual or semi-annual reports of each Designated Portfolio (for distribution to Contract owners with value allocated to such Designated Portfolios) as the Company may reasonably request to deliver to existing Contract owners. If requested by the Company in lieu thereof, the Trust shall provide such documents (including a "camera-ready" copy of such documents as set in type, a diskette in the form sent to the financial printer, or an electronic copy of the documents in a format suitable for posting on the Company's website, all as the Company may reasonably request) and such other assistance as is reasonably necessary in order for the Company to have prospectuses, SAIs, supplements and annual or semi-annual reports for the Contracts and the Trust printed together in a single document or posted on the Company's web-site or printed individually by the Company if it so chooses. The expenses associated with printing and providing such documentation shall be as set forth in Article V.

         3.2. The Trust's prospectus shall state that the current SAI for the Trust is available.

         3.3. The Trust shall provide the Company with information regarding the Trust's expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract. The Company agrees that it will use such information substantially in the form provided. The Company shall provide prior written notice of any proposed modification of such information, which notice will describe the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Trust, which consent shall not be unreasonably withheld.

         3.4. The Trust will pay or cause to be paid the expenses associated with text composition, printing, mailing, distributing, and tabulation of proxy statements and voting instruction solicitation materials to Contract owners with respect to proxies related to the Trust, consistent with applicable provisions of the 1940 Act.

         3.5. So long as, and to the extent the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, or to the extent otherwise required by law, the Company shall provide a list of Contract owners with value allocated to a Designated Portfolio as of the record date to the Trust or its agent in order to facilitate the Trust's solicitation of voting instructions from Contract owners on behalf of the Company. The Company shall also provide such other information to the Trust as is reasonably necessary in order for the Trust to properly tabulate votes for Trust initiated proxies. The Company reserves the right to vote Trust shares held in its general account in its own right, to the extent permitted by applicable laws.

ARTICLE IV.   Sales Material and Information

         4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Trust (or a Designated Portfolio thereof) or the Underwriter is named. No such material shall be used until approved by the Trust or its designee, and the Trust will use its best efforts for it or its designee to review such sales literature or promotional material within five (5) Business Days after receipt of such material. Materials not approved or disapproved within (5) Business Days shall be deemed approved. The Trust or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Trust (or a Designated Portfolio thereof) or the Underwriter is named, and no such material shall be used if the Trust or its designee so objects.

         4.2. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or the Underwriter in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Trust shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee, except with the permission of the Trust or its designee.

         4.3. The Trust and theUnderwriter, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or the Account, is named. No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within five (5) Business Days after receipt of such material. Materials not approved or disapproved within (5) Business Days shall be deemed approved. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

         4.4. The Trust shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

         4.5. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolios or their shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

         4.6. The Company will provide to the Trust at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Trust and the Underwriter any complaints received from the Contract owners pertaining to the Trust or a Designated Portfolio.

         4.7. The Trust will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Trust will work with the Company to facilitate the solicitation of proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Trust will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

ARTICLE V.  Fees and Expenses

         5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, except that if the Trust or any Designated Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Trust may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Trust in writing.

         5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust, in accordance with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Trust's shares. The Trust shall bear the expenses of distributing the Trust's proxy materials and reports to existing Contract owners. The Trust shall also bear the expense of printing the Trust's prospectus and annual and semi-annual reports which are delivered to existing Contract owners with value allocated to one or more Designated Portfolios (with respect to the expense of printing of prospectuses, the expense shall be borne by the Trust regardless of whether such prospectuses are printed by the Trust or the Company).

         5.3. The Company shall bear the expense of distributing all prospectuses and reports to shareholders (whether for existing Contract owners or prospective Contract owners). The Company shall bear the expense of printing copies of the prospectus for the Contracts for use with prospective Contract owners. The Company shall bear the expenses incident to (including the costs of printing) sales literature and other promotional material that the Company develops and in which the Trust (or a Designated Portfolio thereof) is named.

ARTICLE VI.   Qualification

         The Trust represents and warrants that it is or will be qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code,") and that it will maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

ARTICLE VII.  Indemnification

         7.1. Indemnification by the Company

              7.1(a). The Company agrees to indemnify and hold harmless each of the Trust and the Underwriter and each of its trustees/directors and officers, employees, and agents, and each person, if any, who controls the Trust or Underwriter within the meaning of
Section 15 of the 1933 Act or who is under common control with the Trust or the Underwriter (collectively, the "Indemnified Parties" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                  (i) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust or the Underwriter for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts, or

                  (ii) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Trust not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company's authorization or control, with respect to the sale or distribution of the Contracts, or

                  (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

                  (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

                  (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 7.1(b) and 7.1(c) hereof.

                  7.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

                  7.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2. Indemnification by the Underwriter

                  7.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of theUnderwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                  (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                  (ii) arise out of or as a result of statements or representations by or on behalf of the Trust or the Underwriter (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Trust or the Underwriter) or wrongful conduct of the Underwriter or the Trust with respect to the sale or distribution of the Contracts or Trust shares; or

                  (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Underwriter or the Trust; or

                  (iv) arise as a result of any failure by the Trust or the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Trust, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in
         Article VI of this Agreement); or

                  (v) arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Underwriter or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Underwriter or the Trust;

as limited by and in accordance with the provisions of Sections 7.2(b) and 7.2(c) hereof.

                  7.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.


                  7.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter 's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

         7.3. Indemnification by the Trust

                  7.3(a). The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Trust and:

                  (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                  (ii) arise out of or as a result of statements or representations by or on behalf of the Trust or the Underwriter (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Trust or the Underwriter) or wrongful conduct of the Underwriter or the Trust with respect to the sale or distribution of the Contracts or Trust shares; or

                  (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Underwriter or the Trust; or

                  (iv) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

                  (v) arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Trust;

as limited by and in accordance with the provisions of Sections 7.3(b) and 7.3(c) hereof. The parties acknowledge that the Trust's indemnification obligations under this Section 7.3 are subject to applicable law. The Company agrees that, in the event an obligation to indemnify exists pursuant to Section
7.3 as well as Section 7.2 hereof, it will seek satisfaction under the indemnification provisions of Section 7.2 before seeking indemnification under this Section 7.3.

                  7.3(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

                  7.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3(d). The Company agrees promptly to notify the Trust of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Trust.

                  7.4 Section 7 shall survive the termination of this Agreement.

ARTICLE VIII.  Applicable Law

                  8.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Kansas, without regard to the conflict of laws provisions thereof.

                  8.2. This Agreement shall be subject to the provisions of the 1933 and 1940 Acts as well as the Exchange Act of 1934, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX.  Termination

                  9.1. This Agreement shall continue in full force and effect until the first to occur of:

                  (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by six (6) months advance written notice delivered to the other parties; or

                  (b) termination by the Company by written notice to the other parties based upon the Company's determination that shares of the Trust are not reasonably available to meet the requirements of the Contracts; or

                  (c) termination by the Company by written notice to the other parties in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

                  (d) termination by the Trust or Underwriter in the event that formal administrative proceedings are instituted against the Company by the National Association of Securities Dealers, Inc. (the "NASD"), the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Designated Portfolios' shares; provided, however, that the Trust or Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

                  (e) termination by the Company in the event that formal administrative proceedings are instituted against the Trust or Underwriter by the SEC or any state securities department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust or Underwriter to perform its obligations under this Agreement; or

                  (f) termination by the Company by written notice to the other parties in the event that any Designated Portfolio ceases to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, or if the Company reasonably believes that any such Portfolio may fail to so qualify or comply; or

                  (g) termination by either the Trust or the Underwriter by written notice to the other parties, if either one or both the Trust and the Underwriter, respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                  (h) termination by the Company by written notice to the other parties, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

                  (i) termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Designated Portfolio of the Trust in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Trust and Underwriter of the date of substitution.

         9.2. Notwithstanding any termination of this Agreement, the Trust and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless the Company seeks an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios. Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Company).

         9.3. Notwithstanding any termination of this Agreement, each party's obligation under Article VII to indemnify the other parties shall survive.

ARTICLE X.  Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Company:              Security Benefit Life Insurance Company
                                         Attention General Counsel
                                         One Security Benefit Place
                                         Topeka, Kansas 66636 - 0001

         If to the Trust:                Rydex Series Funds
                                         Attention:
                                         9601 Blackwell Road, Suite 500
                                         Rockville, MD  20850

         If to Underwriter:              Rydex Distributors, Inc.
                                         Attention:
                                         9601 Blackwell Road, Suite 500
                                         Rockville, MD  20850


ARTICLE XI.  Miscellaneous

         11.1. All persons dealing with the Trust must look solely to the property of the respective Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Trust. The parties agree that neither the Board, officers, agents or shareholders of the Trust assume any personal liability or responsibility for obligations entered into by or on behalf of the Trust.

         11.2. Subject to the requirements of legal process and regulatory authority, the Trust and the Underwriter shall treat as confidential the names and addresses of the owners of the Contracts. Each party shall treat as confidential all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such information without the express written consent of the affected party until such time as such information has come into the public domain.

         11.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         11.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         11.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         11.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Kansas Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable insurance operations of the Company are being conducted in a manner consistent with the Kansas insurance laws and regulations and any other applicable law or regulations.

         11.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         11.8 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

Security Benefit Life
Insurance Company                       By its authorized officer

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                               ---------------------------------
Rydex Series Funds                      By its authorized officer

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                               ---------------------------------
Rydex Distributors, Inc.                By its authorized officer

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                               ---------------------------------

                                                                    July 1, 2003



                                   SCHEDULE A



       ACCOUNT(S)                 CONTRACT(S)           DESIGNATED PORTFOLIO(S)
SBL VARIABLE ANNUITY      SECURITY BENEFIT ADVISOR    RYDEX SECTOR ROTATION FUND
ACCOUNT XIV               VARIABLE ANNUITY

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT


                  This AMENDMENT is made and entered into as of the 14th day of May, 2007, by and among SECURITY BENEFIT LIFE INSURANCE COMPANY (the "Company"), a Kansas corporation, on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), RYDEX SERIES FUNDS (the "Trust"), a Delaware Business Trust and RYDEX DISTRIBUTORS, INC. (the "Underwriter"), a Maryland corporation.

         WHEREAS, the Company, the Trust and the Underwriter have entered into a Participation Agreement dated as of July 1, 2003, as such agreement may be amended from time to time (the "Participation Agreement"); and

         WHEREAS, the Company, the Trust and the Underwriter wish to amend the Participation Agreement in certain respects.

         NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Trust and the Underwriter agree to amend the Participation Agreement as follows:

                  1. Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A.

                  2. Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.

                  3. This Amendment may be amended only by written instrument executed by each party hereto.

                  4. This Amendment shall be effective as of the date written above.


                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

SECURITY BENEFIT LIFE INSURANCE COMPANY




BY:      /s/ Thomas A. Swank
         -----------------------------------------------------

         NAME: Thomas A. Swank

         TITLE: Senior Vice President, Chief Marketing Officer



         RYDEX SERIES FUNDS                       RYDEX DISTRIBUTORS, INC.





         BY: /s/ Carl Verboncoeur                 BY: /s/ Carl Verboncoeur
         ------------------------------           ------------------------------

         NAME: Carl Verboncoeur                   NAME: Carl Verboncoeur

         TITLE: President                         TITLE: CEO

                                   SCHEDULE A

         ACCOUNTS - All Accounts of the Company, including, without limitation:

         Variflex Separate Account
         SBL Variable Annuity Account VIII
         SBL Variable Annuity Account XIV
         SBL Variable Annuity Account XVII

         CONTRACTS - All Contracts of the Company, including without limitation:

         Variflex Variable Annuity
         VIVA Variable Annuity
         PGA Variable Annuity
         Variflex Extra Credit Variable Annuity
         Variflex LS Variable Annuity
         Variflex Signature Variable Annuity
         AdvisorDesigns Variable Annuity
         AdvanceDesigns Variable Annuity
         SecureDesigns Variable Annuity
         ClassicStrategies Variable Annuity
         ThirdFed Variable Annuity
         EliteDesigns Variable Annuity


         FUNDS - All Funds of the Trust, including without limitation:



--------------------------------------------------------------------------------
         FUND                                                       CUSIP #
--------------------------------------------------------------------------------
         RVT CLS AdvisorOne Amerigo                                 783555584
--------------------------------------------------------------------------------
         RVT CLS AdvisorOne Berolina                                783555378
--------------------------------------------------------------------------------
         RVT CLS AdvisorOne Clermont                                783555576
--------------------------------------------------------------------------------
         Rydex VT Absolute Return Strategies                        783555428
--------------------------------------------------------------------------------
         Rydex VT Alternative Strategies Allocation                 783555295
--------------------------------------------------------------------------------
         Rydex VT Banking                                           783555881
--------------------------------------------------------------------------------
         Rydex VT Basic Materials                                   783555873
--------------------------------------------------------------------------------
         Rydex VT Biotechnology                                     783555865
--------------------------------------------------------------------------------
         Rydex VT Commodities                                       783555436
--------------------------------------------------------------------------------
         Rydex VT Consumer Products                                 783555857
--------------------------------------------------------------------------------
         Rydex VT Dynamic Dow                                       783555477
--------------------------------------------------------------------------------

         Rydex VT Dynamic OTC                                       783555659
--------------------------------------------------------------------------------
         Rydex VT Dynamic Russell 2000(R)                           783555360
--------------------------------------------------------------------------------
         Rydex VT Dynamic S&P 500                                   783555675
--------------------------------------------------------------------------------
         Rydex VT Dynamic Strengthening Dollar                      783555451
--------------------------------------------------------------------------------
         Rydex VT Dynamic Weakening Dollar                          783555444
--------------------------------------------------------------------------------
         Rydex VT Electronics                                       783555840
--------------------------------------------------------------------------------
         Rydex VT Energy                                            783555832
--------------------------------------------------------------------------------
         Rydex VT Energy Services                                   783555824
--------------------------------------------------------------------------------
         Rydex VT EP Aggressive                                     783555329
--------------------------------------------------------------------------------
         Rydex VT EP Conservative                                   783555345
--------------------------------------------------------------------------------
         Rydex VT EP Moderate                                       783555337
--------------------------------------------------------------------------------
         Rydex VT Europe Advantage                                  783555725
--------------------------------------------------------------------------------
         Rydex VT Financial Services                                783555816
--------------------------------------------------------------------------------
         Rydex VT Government Long Bond Advantage                    783555600
--------------------------------------------------------------------------------
         Rydex VT Health Care                                       783555790
--------------------------------------------------------------------------------
         Rydex VT Hedged Equity                                     783555410
--------------------------------------------------------------------------------
         Rydex VT High Yield Strategy                               783555287
--------------------------------------------------------------------------------
         Rydex VT International Rotation                            783555311
--------------------------------------------------------------------------------
         Rydex VT Internet                                          783555691
--------------------------------------------------------------------------------
         Rydex VT Inverse Dynamic Dow                               783555469
--------------------------------------------------------------------------------
         Rydex VT Inverse Government Long Bond                      783555709
--------------------------------------------------------------------------------
         Rydex VT Inverse High Yield Strategy                       783555279
--------------------------------------------------------------------------------
         Rydex VT Inverse Mid Cap                                   783555543
--------------------------------------------------------------------------------
         Rydex VT Inverse OTC                                       783555402
--------------------------------------------------------------------------------
         Rydex VT Inverse Russell 2000(R)                           783555550
--------------------------------------------------------------------------------
         Rydex VT Inverse S&P 500                                   783555204
--------------------------------------------------------------------------------
         Rydex VT Japan Advantage                                   783555717
--------------------------------------------------------------------------------
         Rydex VT Large Cap Growth                                  783555493
--------------------------------------------------------------------------------

         Rydex VT Large Cap Value                                   783555485
--------------------------------------------------------------------------------
         Rydex VT Leisure                                           783555782
--------------------------------------------------------------------------------
         Rydex VT Mid Cap Advantage                                 783555626
--------------------------------------------------------------------------------
         Rydex VT Mid Cap Growth                                    783555568
--------------------------------------------------------------------------------
         Rydex VT Mid Cap Value                                     783555519
--------------------------------------------------------------------------------
         Rydex VT Multi-Cap Core Equity                             783555386
--------------------------------------------------------------------------------
         Rydex VT Nova                                              783555105
--------------------------------------------------------------------------------
         Rydex VT OTC                                               783555303
--------------------------------------------------------------------------------
         Rydex VT Precious Metals                                   783555501
--------------------------------------------------------------------------------
         Rydex VT Real Estate                                       783555618
--------------------------------------------------------------------------------
         Rydex VT Retailing                                         783555774
--------------------------------------------------------------------------------
         Rydex VT Russell 2000(R) Advantage                         783555634
--------------------------------------------------------------------------------
         Rydex VT Sector Rotation                                   783555592
--------------------------------------------------------------------------------
         Rydex VT Small Cap Growth                                  783555535
--------------------------------------------------------------------------------
         Rydex VT Small Cap Value                                   783555527
--------------------------------------------------------------------------------
         Rydex VT Technology                                        783555766
--------------------------------------------------------------------------------
         Rydex VT Telecommunications                                783555758
--------------------------------------------------------------------------------
         Rydex VT Transportation                                    783555741
--------------------------------------------------------------------------------
         Rydex VT U.S. Government Money Market                      783555808
--------------------------------------------------------------------------------
         Rydex VT Utilities                                         783555683
--------------------------------------------------------------------------------

         Date:  March 20, 2008